UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 1998


                             BANKNORTH GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 0-18173                03-0321189
        (State or other           (Commission            (IRS Employer
        jurisdiction of           File Number)        Identification No.)
        incorporation)


                             Banknorth Group, Inc.
                              300 Financial Plaza
                                 P.O. Box 5420
                           Burlington, VT 05401-5420
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (802) 658-9959


                                 Not applicable
         (Former name or former address, if changed since last report)


Item 5.  Other Events
---------------------

      On July 31, 1998, Banknorth Group, Inc. (the "Company" or "Banknorth") entered into an Affiliation Agreement and Plan of Reorganization (the "Affiliation Agreement") with Evergreen Bancorp, Inc. ("Evergreen"). Both the Company and Evergreen are registered as bank holding companies under the federal Bank Holding Company Act, as amended.

      Under the terms of the Affiliation Agreement and a related Agreement and Plan of Merger dated as of July 31, 1998 between the Company and Evergreen (the "Merger Agreement"), Evergreen will be merged with and into the Company, with shareholders of Evergreen receiving as merger consideration .90 shares of Banknorth common stock for each whole share of Evergreen common stock, plus cash in lieu of any fractional shares. Approximately 7.9 million shares of Banknorth common stock will be issued in the transaction. It is expected that the merger will be a tax-free reorganization under the Internal Revenue Code and accounted for as a pooling-of-interests. Both Banknorth and Evergreen also announced the recision of their existing stock repurchase programs.

      Based on an average of the closing price of Banknorth common stock of $36.84 per share for the five trading days preceding execution of the Affiliation Agreement, the deal is valued at approximately $291.2 million and, based on such share price, Evergreen shareholders would receive Banknorth common stock having a market value of approximately $33.16 for each share of Evergreen common stock converted in the merger. The price equates to 3.3 times the tangible book value of Evergreen at June 30, 1998, and 22.7 times Evergreen's 1999 earnings estimates of $1.46 per share. The transaction is expected to enhance Banknorth's earnings in 1999.

      Consummation of the merger is subject to a number of conditions, including approval of the merger by the shareholders of the Company and Evergreen, receipt of all requisite governmental approvals (including the approval of the Board of Governors of the Federal Reserve System) and certain other customary conditions.

      As an inducement and condition to the Company's entering into the Affiliation Agreement, Evergreen granted to the Company an option to purchase up to 19.9% of Evergreen's issued and outstanding shares of common stock (without giving effect to the shares issuable upon exercise of the option) on certain terms and conditions specified in a Stock Option Agreement dated as of July 31, 1998 between the companies. The option is exercisable only upon the occurrence of certain events, including the acquisition by any person of beneficial ownership of 25% or more of the Evergreen's outstanding common stock, or agreement by Evergreen to engage in, or the recommendation of Evergreen's Board of Directors that Evergreen's stockholders approve, any of the following types of extraordinary corporate transactions: (1) a merger or consolidation, or any similar transaction, involving Evergreen or any significant subsidiary of Evergreen; (2) a purchase, lease or other acquisition of all or a substantial portion of the assets of Evergreen or any significant subsidiary of Evergreen, or (3) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing more than 25% of the voting power of Evergreen.

      Total assets of Banknorth at June 30, 1998, were approximately $3.0 billion. On July 1, 1998, Banknorth announced an agreement to purchase for cash, the Berkshire County, Massachusetts branch offices and related business of BankBoston, N.A., including private banking relationships representing a trust and investment management portfolio of approximately $1.0 billion. That transaction is expected to close in the fourth quarter of 1998. After completion of both the BankBoston and Evergreen transactions, total assets of Banknorth will be approximately $4.3 billion.

      The Evergreen acquisition, Banknorth's first in New York, is expected to be completed by the end of 1998 or early in 1999, subject to receipt of regulatory and shareholder approvals. Additional information about the transaction is contained in the Company's press release, filed as Exhibit 99.1 to this Report and is incorporated herein by reference. The text of the Affiliation Agreement, the Merger Agreement and the Stock Option Agreement, were filed with the Commission on August 10, 1998 as Exhibits to the Company's
Schedule 13D relating to the Evergreen stock option.

      A copy of the Company's presentation to investors, dated August 3, 1998, regarding the merger is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

      The Exhibits to this Report contain forward-looking statements with respect to the financial conditions, results of operations and businesses of each of Banknorth and Evergreen and, assuming the consummation of the merger, the combined company, including statements relating to the cost savings and accretion to reported earnings that are expected to be realized from the merger; the anticipated impact of the merger on revenues; and the restructuring charges expected to be incurred in connection with the merger. These forward-looking statements involve certain risks and uncertainties and the Company wishes to caution readers not to place undue reliance on any forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: expected cost savings from the merger cannot be fully realized or realized within this expected timeframe; revenues following the merger are lower than expected; competitive pressure on the combined company increases significantly, including competitive pressures resulting from increasing consolidation within the banking industry; failure to comply with Year 2000 programming issues by certain customers or vendors of critical systems or services; costs or difficulties related to the integration of the businesses of the Company and Evergreen are greater than expected; changes in the interest rate environment reduce interest margins; a downturn in local, regional, or national economic conditions; changes in Generally
Accepted Accounting Principles or in applicable laws or regulations governing the business in which the combined company would be engaged; and other factors enumerated in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 0-18173).

      Such forward-looking statements speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

      The foregoing descriptions of and references to all of the above-mentioned agreements and documents do not purport to be complete and are qualified in their entirety by reference to the complete texts of such documents filed or incorporated by reference as exhibits hereto.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)   Exhibits

                  2.1 Affiliation Agreement and Plan of Reorganization, dated as of July 31, 1998, between the Company and Evergreen, incorporated by reference to Exhibit 1 of
                           Schedule 13D filed by the Company on August 10, 1998, relating to securities of Evergreen

                  2.2 Agreement and Plan of Merger, dated as of July 31, 1998, by and between the Company and Evergreen, incorporated by reference to Exhibit 2 of Schedule 13D filed by the Company on August 10, 1998, relating to securities of Evergreen.

                  10.1 Stock Option Agreement, dated as of July 31, 1998, between the Company and Evergreen, incorporated by reference from Exhibit 3 of Schedule 13D filed by the Company on August 10, 1998, relating to securities of Evergreen.

                  99.1     Press release dated Friday, July 31, 1998

                  99.2 Investor Presentation Materials dated Monday, August 3, 1998


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANKNORTH GROUP, INC.



Dated: August 10, 1998                  By: /s/ Thomas J. Pruitt
                                            -----------------------------------
                                            Thomas J. Pruitt
                                            Executive Vice President and Chief
                                            Financial Officer


                               EXHIBIT INDEX
                               -------------

Exhibit No.   Description


    2.1 Affiliation Agreement and Plan of Reorganization, dated as of July 31, 1998, between the Company and Evergreen, incorporated by reference to Exhibit 1 of Schedule 13D filed by the Company on August 10, 1998, relating to securities of Evergreen.

    2.2 Agreement and Plan of Merger, dated as of July 31, 1998, by and between the Company and Evergreen, incorporated by reference to
              Exhibit 2 of Schedule 13D filed by the Company on August 10, 1998, relating to securities of Evergreen.

   10.1 Stock Option Agreement, dated as of July 31, 1998, between the Company and Evergreen, incorporated by reference from Exhibit 3 of Schedule 13D filed by the Company on August 10, 1998, relating to securities of Evergreen.

   99.1       Press release dated Friday, July 31, 1998

   99.2       Investor Presentation Materials dated Monday, August 3, 1998